EXHIBIT 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 9, 1996, included in Mirage Resorts, Incorporated's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.





                                                       /s/ Arthur Andersen LLP
                                                       -----------------------
                                                       ARTHUR ANDERSEN LLP

Las Vegas, Nevada
June 28, 1996